UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07994

Western Asset Global Partners Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: August 31

Date of reporting period: May 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

FORM N-Q

MAY 31, 2014

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 90.1%
CONSUMER DISCRETIONARY - 14.0%
Auto Components - 0.5%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	100,000	EUR	$157,844	(a)(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	500,000	EUR	732,693	(a)(b)

Total Auto Components					890,537

Automobiles - 0.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	260,000		297,700	(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	120,000		132,600	(a)(b)

Total Automobiles					430,300

Diversified Consumer Services - 0.4%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	160,000	GBP	282,942
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		316,100	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	210,000		221,025	(a)

Total Diversified Consumer Services					820,067

Hotels, Restaurants & Leisure - 3.6%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	150,000		150,563	(a)
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	160,000		170,000	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	91,861		91,999	(a)(c)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	337,294		334,268	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	80,000		85,400	(b)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	90,000		83,025	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	690,000		553,725
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	110,000		115,225	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	320,000		368,000	(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	390,000		419,250	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	160,000		163,200	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	300,000		324,750	(a)(b)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	494,000	GBP	899,171
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	180,000		185,400	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	370,000		392,200	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	180,000		193,500	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	800,000		887,000	(a)(b)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	360,000		390,600
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	370,000		384,338	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	58,000		63,365	(a)(b)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	450,000		495,562	(b)

Total Hotels, Restaurants & Leisure					6,750,541

Household Durables - 0.8%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	410,000		439,725	(a)(d)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	290,000		312,475
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	350,000		392,875
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	380,000		390,450	(a)

Total Household Durables					1,535,525

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Media - 5.5%
Altice SA, Senior Secured Notes	7.750%	5/15/22	530,000		$558,487	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000		131,700	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	960,000		1,041,600	(b)
CCU Escrow Corp., Senior Secured Notes	10.000%	1/15/18	240,000		230,400	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	110,000	EUR	167,190	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	151,991	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	210,000		225,750
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	110,000		117,563
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	30,000		32,250
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	120,000		134,400
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		30,525	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	285,000		339,863	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	390,000		442,162
Gibson Brands Escrow Corp., Senior Secured Notes	8.875%	8/1/18	80,000		83,200	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	210,000		218,400	(a)
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	200,000		225,250	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	500,000	EUR	735,467	(a)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	278,199		322,711	(a)(d)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	400,000		415,500	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	579,000		641,966	(a)(b)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	100,000	EUR	163,578	(a)(b)(d)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	385,000		497,023	(b)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	139,000		177,200	(b)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	100,000	EUR	153,024	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	80,000	EUR	115,595	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	290,000		319,725	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	190,000		203,775	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	290,000		320,813	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	172,000		189,200	(a)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	100,000	EUR	146,956	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	500,000	EUR	727,943	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	560,000		593,600	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	350,000		351,750	(a)

Total Media					10,206,557

Multiline Retail - 0.4%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	80,000		82,000	(b)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	550,000		609,125	(a)(d)

Total Multiline Retail					691,125

Specialty Retail - 1.8%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	120,000	GBP	226,538	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	290,000		308,850	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	825,000	EUR	1,138,656	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	750,000		684,375	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	180,000		196,200	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	60,000		61,500	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Specialty Retail - 1.8% (continued)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	460,000		$472,080	(a)(d)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	270,000		286,878	(a)

Total Specialty Retail					3,375,077

Textiles, Apparel & Luxury Goods - 0.8%
Boardriders SA, Senior Notes	8.875%	12/15/17	700,000	EUR	1,025,770	(a)
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	230,000		237,475	(a)(d)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	290,000		300,150	(a)(b)

Total Textiles, Apparel & Luxury Goods					1,563,395

TOTAL CONSUMER DISCRETIONARY					26,263,124

CONSUMER STAPLES - 3.4%
Beverages - 0.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	170,000		182,750	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	260,000		289,900	(a)

Total Beverages					472,650

Food & Staples Retailing - 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	350,000		360,063	(a)

Food Products - 2.7%
Alicorp SAA, Senior Notes	3.875%	3/20/23	190,000		184,813	(a)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	400,000	GBP	722,442	(a)(b)
BRF SA, Senior Notes	4.750%	5/22/24	422,000		418,307	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	449,000		492,777
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	340,000		344,675	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	320,000		324,000	(a)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	260,000		271,700	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	230,000		231,725	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	270,000		286,200	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	230,000		267,375	(a)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	230,000		249,780	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	630,000		683,550	(a)(b)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	300,000		319,500	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	173,000		181,218	(a)

Total Food Products					4,978,062

Personal Products - 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	260,000		285,350	(a)(b)

Tobacco - 0.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	270,000		276,750

TOTAL CONSUMER STAPLES					6,372,875

ENERGY - 18.1%
Energy Equipment & Services - 2.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	170,000		181,050	(b)
CGG, Senior Notes	7.750%	5/15/17	142,000		143,775	(b)
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	110,000		111,650	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	240,000		246,000	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	280,000		292,600
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	210,000		234,150	(a)(b)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	270,000		290,250	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	280,000		283,500	(a)
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	240,000		242,400	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Energy Equipment & Services - 2.0% (continued)
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	270,000	$299,025	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	280,000	291,200	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	215,000	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	330,000	374,550	(b)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	300,000	314,625	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	260,000	250,250	(a)

Total Energy Equipment & Services				3,770,025

Oil, Gas & Consumable Fuels - 16.1%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	260,000	194,350
Arch Coal Inc., Senior Notes	9.875%	6/15/19	160,000	137,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	180,000	209,025
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	200,000	203,500	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	200,000	212,750
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	280,000	308,000
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	350,000	408,625	(b)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	300,000	338,625	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	250,000	286,250	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000	524,400	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	590,693	570,775	(a)(d)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	471,866	524,951	(a)(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	570,000	697,013	(b)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	75,000	83,906
Ecopetrol SA, Senior Notes	5.875%	5/28/45	60,000	62,100
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	550,000	526,625	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	130,000	141,375
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	150,800
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	100,000	113,057	(b)(f)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	210,000	217,350
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	260,000	279,500	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	410,000	455,100	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	210,000	231,000
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	420,000	449,400
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	130,000	142,675	(a)(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	320,000	356,800	(b)
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	120,000	120,600	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	520,000	577,200
MEG Energy Corp., Senior Notes	7.000%	3/31/24	560,000	606,200	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	380,000	304,000	(g)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	200,000	219,000	(a)

Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	240,000	252,000	(a)
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	320,000	320,000
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	200,000	200,520	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	300,000	313,125	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	480,000	534,000	(a)(b)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	550,000	544,500	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	196,000	203,840	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	120,000	124,800	(a)(b)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	320,000	340,000	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000	348,150	(b)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	450,000	469,463	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000	922,200	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	3,980,000	4,929,230
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	750,000	777,187

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - 16.1% (continued)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000		$494,812	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,555,000		1,772,750	(a)(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000		355,575	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	110,000		116,573	(a)(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	570,000		594,225	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	380,000		364,325	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	860,000		903,344	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	450,000		466,875	(a)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	10,000		10,436	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	270,000		325,013	(a)(b)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	530,000		555,942	(a)(b)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	270,000		272,700	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	880,000		998,800	(a)(b)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	270,000		277,763	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	770,000		808,500	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	420,000		451,500	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	100,000		107,000
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	210,000		226,800	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	530,000		500,850	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	130,000		130,650	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	150,000		163,500
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	180,000		195,750	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	40,000		26,900	(a)

Total Oil, Gas & Consumable Fuels					30,052,150

TOTAL ENERGY					33,822,175

FINANCIALS - 7.0%
Banks - 3.8%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	270,000		262,575	(f)(h)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	470,000		649,066	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,000,000		1,151,250	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	390,000		460,200	(a)(b)(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	940,000		963,065	(a)(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	140,000		142,275	(f)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	330,000		334,056	(b)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	200,000		233,000	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	410,000		415,536	(b)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	370,000		401,983
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	760,000		761,924
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	150,000		172,650
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	530,000	AUD	590,943	(a)(f)
Santander Issuances SAU, Notes	5.911%	6/20/16	200,000		211,711	(a)(b)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	390,000		410,962	(f)(h)

Total Banks					7,161,196

Capital Markets - 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000		361,104	(b)

Consumer Finance - 0.9%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	160,000		194,400	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	588,426	(a)(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	250,000		294,844
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	240,000		277,800

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Consumer Finance - 0.9% (continued)
SLM Corp., Senior Notes	6.125%	3/25/24	40,000		$40,300
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	140,000		147,000	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	120,000		128,100	(a)

Total Consumer Finance					1,670,870

Diversified Financial Services - 1.0%
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	70,000		76,482	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		1,169,875	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		109,238	(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		542,500	(a)(b)(f)

Total Diversified Financial Services					1,898,095

Insurance - 0.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		562,826	(b)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		204,725	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000		237,000	(a)(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		308,750	(a)(b)

Total Insurance					1,313,301

Real Estate Management & Development - 0.4%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	230,000		251,574	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	460,000		496,800	(a)

Total Real Estate Management & Development					748,374

TOTAL FINANCIALS					13,152,940

HEALTH CARE - 3.8%
Health Care Equipment & Supplies - 1.0%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	310,000		327,825
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	220,000		225,500	(a)(d)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	520,000		521,300
Ontex IV SA, Senior Notes	9.000%	4/15/19	300,000	EUR	447,795	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	200,000	EUR	298,530	(a)

Total Health Care Equipment & Supplies					1,820,950

Health Care Providers & Services - 2.0%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	305,000		367,525	(b)
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	50,000		52,500
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	540,000		594,000	(b)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	380,000	GBP	681,542	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	300,000		324,750
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	430,000		469,775
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		173,600	(a)(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	550,000		587,813
Labco SAS, Senior Secured Notes	8.500%	1/15/18	100,000	EUR	145,516	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	320,000		364,800

Total Health Care Providers & Services					3,761,821

Pharmaceuticals - 0.8%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	660,000	EUR	990,726	(a)(b)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	310,000		318,913	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	170,000		182,750	(a)

Total Pharmaceuticals					1,492,389

TOTAL HEALTH CARE					7,075,160

INDUSTRIALS - 13.1%
Aerospace & Defense - 1.6%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	470,000		484,100	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	230,000		258,175	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Aerospace & Defense - 1.6% (continued)
Erickson Inc., Senior Secured Notes	8.250%	5/1/20	536,000		$549,400	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	170,000		185,725
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	650,000		684,970
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	530,000		534,638	(a)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	190,000		199,861	(b)

Total Aerospace & Defense					2,896,869

Airlines - 0.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	130,000		135,629	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	140,240		152,160	(a)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	85,649		98,175	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	400,000	GBP	741,847	(a)(b)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	21,939		23,639
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	199,731		211,465
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	2,755		3,092
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	170,000		181,050

Total Airlines					1,547,057

Building Products - 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	230,000		232,300	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	250,000		264,625	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000		215,000	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	279,000	EUR	433,008	(a)(b)

Total Building Products					1,144,933

Commercial Services & Supplies - 1.3%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	80,000		84,500	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	200,000		229,500	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	710,000		759,700
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	180,000		202,500	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	396,000		436,590	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	129,000		142,223	(a)(b)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	418,000		475,997	(b)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	90,000		99,900

Total Commercial Services & Supplies					2,430,910

Construction & Engineering - 2.5%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	260,000	EUR	385,176	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	100,000	EUR	148,144	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	400,000		369,000	(a)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	616,000		605,453	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	340,000		345,100	(a)(d)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	400,000		427,000	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	330,000		344,025	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	260,000		271,050	(a)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	273,000		289,721	(a)(b)
Odebrecht Finance Ltd., Senior Notes	5.125%	6/26/22	200,000		212,250	(a)(b)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,140,000		1,107,225	(a)(b)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	200,000		213,845	(a)(b)

Total Construction & Engineering					4,717,989

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Electrical Equipment - 0.3%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	230,000		$251,850	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	200,000		214,000	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	148,507	(a)

Total Electrical Equipment					614,357

Industrial Conglomerates - 0.4%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	200,000		220,000	(a)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	40,000		43,460
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	370,000		399,471	(a)(b)

Total Industrial Conglomerates					662,931

Machinery - 1.8%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	130,000		140,563	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	620,000		664,950	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	120,000		125,700	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	280,000		321,300
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	729,000	EUR	1,092,613	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	170,000	EUR	262,440	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	150,000	EUR	231,565	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	200,000		223,500	(a)(b)
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	130,000		138,125	(a)(d)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	100,000		106,250	(a)

Total Machinery					3,307,006

Marine - 0.6%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	417,943		380,328	(d)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	215,000		216,613
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	320,000		336,800	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	240,000		261,600

Total Marine					1,195,341

Professional Services - 0.1%
Ceridian LLC/Comdata Inc., Senior Notes	8.125%	11/15/17	250,000		253,125	(a)

Road & Rail - 1.2%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	270,000		295,650	(a)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	410,000		429,475	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	210,000		219,188	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	145,175	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	510,000		559,087	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	180,000		184,950	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	414,000		446,085	(b)

Total Road & Rail					2,279,610

Trading Companies & Distributors - 0.4%
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	200,000		205,500	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	410,000		453,050

Total Trading Companies & Distributors					658,550

Transportation - 1.2%
CMA CGM, Senior Notes	8.500%	4/15/17	690,000		717,600	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Transportation - 1.2% (continued)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	410,000		$444,338	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	450,000		462,375	(a)(d)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	370,000		377,400	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	290,000		297,250	(a)

Total Transportation					2,298,963

Transportation Infrastructure - 0.3%
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	200,000		213,500	(a)
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	260,000		277,225	(a)

Total Transportation Infrastructure					490,725

TOTAL INDUSTRIALS					24,498,366

INFORMATION TECHNOLOGY - 1.9%
Electronic Equipment, Instruments & Components - 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	222,364	(a)

Internet Software & Services - 0.3%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	10,000		10,350	(a)(d)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	250,000		294,375
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	220,000		241,175	(b)

Total Internet Software & Services					545,900

IT Services - 0.9%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	300,000		300,000	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	140,000		152,600	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	610,000		735,050
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	210,000		234,150
Interactive Data Corp., Senior Notes	5.875%	4/15/19	180,000		182,250	(a)

Total IT Services					1,604,050

Software - 0.6%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	230,000		246,100	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	280,000		287,000	(a)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	400,000	EUR	606,601	(a)

Total Software					1,139,701

TOTAL INFORMATION TECHNOLOGY					3,512,015

MATERIALS - 14.1%
Chemicals - 1.3%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	235,000		238,995	(a)(b)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	160,000		164,800	(a)(c)(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	118,000	EUR	171,709	(a)(b)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	180,000	EUR	279,718	(a)(b)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	120,000	EUR	186,479	(a)(b)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	260,000		269,750	(a)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	60,000		64,950
OCP SA, Senior Notes	5.625%	4/25/24	450,000		469,139	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	211,000	EUR	296,972	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	120,000	EUR	168,894	(a)

Total Chemicals					2,311,406

Construction Materials - 1.0%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	220,000		210,100	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	560,000		660,800	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Construction Materials - 1.0% (continued)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000		$472,000	(a)(b)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	500,000		542,500	(a)

Total Construction Materials					1,885,400

Containers & Packaging - 2.2%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,000,000	EUR	1,513,096	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	200,000		207,500	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	320,000		334,400	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	400,000		428,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	40,000		41,800
Pactiv LLC, Senior Notes	7.950%	12/15/25	330,000		343,200
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	510,000		540,442
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	450,000		470,813
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	240,000		252,000	(a)

Total Containers & Packaging					4,131,251

Metals & Mining - 8.3%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	207,000		232,740
ArcelorMittal, Senior Notes	5.000%	2/25/17	210,000		222,863
ArcelorMittal, Senior Notes	6.000%	3/1/21	120,000		129,600
ArcelorMittal, Senior Notes	6.750%	2/25/22	10,000		11,225
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	210,000		207,375	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	270,000		251,775	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	50,000		50,803	(b)
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	840,000		891,211	(b)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	670,000		654,925
CSN Resources SA, Senior Bonds	6.500%	7/21/20	270,000		280,125	(a)(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000		259,375	(a)(b)
Essar Steel Minnesota LLC, Senior Secured Notes	11.500%	5/15/20	300,000		309,375	(a)
Evraz Group SA, Notes	8.250%	11/10/15	130,000		134,875	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	360,000		354,150	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	540,000		579,906	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	470,000		512,887	(a)(b)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	270,000		266,625	(a)(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	330,000		171,600	(a)(e)(g)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	132,500		132,500	(a)(c)(d)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	320,000		83,200	(a)(g)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	240,000		216,900
New World Resources NV, Senior Secured Notes	7.875%	5/1/18	100,000	EUR	87,242	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.750%	12/15/19	170,000		192,738	(a)(b)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	420,000		437,850	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000		342,501	(b)

Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	20,000		22,500
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	420,000		452,025
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	410,000		390,525	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	200,000		212,250	(a)(d)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	290,000	EUR	418,538	(a)(d)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	300,000		296,625	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000		222,881	(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000		800,290	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	180,000		167,584	(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	500,000		413,750	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - 8.3% (continued)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	150,000		$163,875
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	140,000		149,800	(a)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	50,000		53,500	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	230,000		259,325
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	230,000		258,750	(b)
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,277,000		2,540,524	(b)(i)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	630,000		650,265	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	450,000		479,835	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000		116,500	(a)(b)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	450,000		467,437	(a)

Total Metals & Mining					15,551,145

Paper & Forest Products - 1.3%
Appvion Inc., Secured Notes	9.000%	6/1/20	730,000		730,912	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	62,000		72,752	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	160,000		164,615	(b)
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000		202,040
Inversiones CMPC SA, Notes	4.750%	1/19/18	250,000		266,194	(a)(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	200,000		197,251	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	190,000		190,238	(a)(b)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	400,000		388,000
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	189,000		168,683
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	60,000		64,200

Total Paper & Forest Products					2,444,885

TOTAL MATERIALS					26,324,087

TELECOMMUNICATION SERVICES - 9.4%
Diversified Telecommunication Services - 5.4%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	1,224,000		1,254,600	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	280,000		296,086	(a)
CenturyLink Inc., Senior Notes	6.750%	12/1/23	250,000		273,750
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	50,000		48,375	(b)
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	380,000		409,450	(a)(b)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	200,000		209,595	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	150,000		156,323	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	760,000		822,700	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	150,000		164,812	(b)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	620,000		619,225	(a)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	600,000		676,500	(b)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	90,000		95,513	(a)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	220,000		240,625	(a)(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	380,000		384,750	(a)(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	90,000		92,250
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	410,000		439,725
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000		519,600	(a)(b)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	471,820	(a)(b)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	180,000	EUR	283,092	(a)(b)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	390,000		439,864	(b)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	200,000		208,750	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	952,675		994,950	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Telecommunication Services - 5.4% (continued)
Windstream Corp., Senior Notes	7.500%	4/1/23	270,000		$288,225	(b)
Windstream Corp., Senior Notes	6.375%	8/1/23	610,000		608,475

Total Diversified Telecommunication Services					9,999,055

Wireless Telecommunication Services - 4.0%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	340,000		387,175	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000		587,925	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	340,000	EUR	500,317	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	330,000	GBP	579,420	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,865,000		2,168,062	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	630,000		767,025	(a)(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	590,000		668,175	(a)
Sprint Corp., Senior Notes	7.125%	6/15/24	1,130,000		1,220,400	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	315,000		340,988	(b)
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	120,000		130,050
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000		210,000	(a)(b)

Total Wireless Telecommunication Services					7,559,537

TOTAL TELECOMMUNICATION SERVICES					17,558,592

UTILITIES - 5.3%
Electric Utilities - 1.4%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000		729,300
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	200,000		212,500	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	330,000		389,451
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	78,619		81,371
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	450,000		490,500	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000		329,364	(a)(b)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	153,915		172,769	(g)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	200,000		194,661	(a)(b)

Total Electric Utilities					2,599,916

Gas Utilities - 0.8%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	200,000		194,000	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000		95,836	(b)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000		354,337	(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	440,000		419,100	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	470,000		512,300	(a)(b)

Total Gas Utilities					1,575,573

Independent Power and Renewable Electricity Producers - 3.0%
AES Gener SA, Notes	5.250%	8/15/21	250,000		266,251	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	200,000		213,000	(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	432,000		487,080	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	390,000		435,946	(a)(b)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	11/8/16	280,000		0	(c)(e)(j)
Empresa Nacional de Electricidad SA, Senior Notes	4.250%	4/15/24	130,000		132,926
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	1,340,000		1,383,550	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	630,000		670,162
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	590,000		629,825	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	370,000		394,975	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	798,921		906,776

Total Independent Power and Renewable Electricity Producers					5,520,491

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000		$241,000	(a)(b)

TOTAL UTILITIES					9,936,980

TOTAL CORPORATE BONDS & NOTES (Cost - $157,013,761)					168,516,314

CONVERTIBLE BONDS & NOTES - 0.1%
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost - $199,350)	8.000%	1/31/20	1,395,900	MXN	190,007	(a)

SENIOR LOANS - 1.5%
CONSUMER DISCRETIONARY - 0.4%
Hotels, Restaurants & Leisure - 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	300,000		304,500	(k)(l)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	305,000		339,694	(k)(l)

Total Hotels, Restaurants & Leisure					644,194

Specialty Retail - 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	140,000		114,216	(k)(l)

TOTAL CONSUMER DISCRETIONARY					758,410

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	130,000		126,317	(k)(l)

HEALTH CARE - 0.4%
Health Care Providers & Services - 0.4%
CRC Health Corp., Second Lien Term Loan	9.000%	9/28/21	230,000		231,725	(k)(l)
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	250,000		248,750	(e)(k)(l)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/5/21	290,000		292,175	(k)(l)

TOTAL HEALTH CARE					772,650

INDUSTRIALS - 0.3%
Machinery - 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	500,000		509,375	(k)(l)

MATERIALS - 0.3%
Chemicals - 0.3%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	300,000	EUR	427,859	(k)(l)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	230,000		238,625	(k)(l)

TOTAL MATERIALS					666,484

TOTAL SENIOR LOANS (Cost - $2,756,835)					2,833,236

SOVEREIGN BONDS - 29.8%
Argentina - 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	140,000		134,894

Brazil - 3.8%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	5.750%	9/26/23	220,000		236,302	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/17	10,492,000	BRL	4,516,430
Federative Republic of Brazil, Senior Notes	8.000%	1/15/18	1,612,445		1,804,326	(i)
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	420,000		464,100	(b)

Total Brazil					7,021,158

Chile - 0.9%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	250,000		262,007	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Chile - 0.9% (continued)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	490,000		$507,994	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	500,000		485,800	(a)(b)
Republic of Chile, Senior Notes	3.875%	8/5/20	412,000		446,505	(b)

Total Chile					1,702,306

Colombia - 1.9%
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,150,000		2,945,500	(i)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		216,450
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		313,650

Total Colombia					3,475,600

Costa Rica - 0.2%
Republic of Costa Rica, Notes	7.000%	4/4/44	360,000		380,700	(a)

Croatia - 0.6%
Republic of Croatia, Notes	5.500%	4/4/23	550,000		576,125	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	260,000		292,500	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	210,000		219,975	(a)

Total Croatia					1,088,600

Gabon - 0.1%
Gabonese Republic, Bonds	6.375%	12/12/24	250,000		275,625	(a)

Hungary - 0.5%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	928,000		1,018,480

Indonesia - 2.3%
Republic of Indonesia, Notes	3.750%	4/25/22	720,000		710,100	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	1,790,000		1,765,387	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	100,000		115,375	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	775,000		893,188	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	727,000		817,875	(a)

Total Indonesia					4,301,925

Lithuania - 0.5%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	860,000		1,013,854	(a)

Mexico - 3.2%
United Mexican States, Bonds	8.000%	6/11/20	23,008,500	MXN	2,050,753	(b)
United Mexican States, Bonds	6.500%	6/9/22	6,570,200	MXN	540,675	(b)
United Mexican States, Bonds	10.000%	12/5/24	4,800,000	MXN	494,944
United Mexican States, Bonds	8.500%	11/18/38	12,990,000	MXN	1,217,380	(b)
United Mexican States, Senior Notes	5.125%	1/15/20	220,000		248,600	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	1,030,000		1,070,170	(b)
United Mexican States, Senior Notes	4.000%	10/2/23	160,000		168,600
United Mexican States, Senior Notes	4.750%	3/8/44	210,000		215,250	(b)

Total Mexico					6,006,372

Panama - 0.3%
Republic of Panama, Senior Bonds	6.700%	1/26/36	459,000		573,750

Peru - 1.6%
Republic of Peru, Bonds	6.550%	3/14/37	321,000		409,756
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		1,600,500	(i)
Republic of Peru, Senior Bonds	8.750%	11/21/33	490,000		757,050
Republic of Peru, Senior Bonds	5.625%	11/18/50	209,000		238,574

Total Peru					3,005,880

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Philippines - 0.4%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	660,000	$773,025

Poland - 1.6%
Republic of Poland, Senior Notes	6.375%	7/15/19	900,000	1,072,125
Republic of Poland, Senior Notes	5.125%	4/21/21	500,000	567,282
Republic of Poland, Senior Notes	5.000%	3/23/22	1,270,000	1,427,162

Total Poland				3,066,569

Russia - 3.4%
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23	400,000	413,600	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	12.750%	6/24/28	42,000	72,702	(a)(b)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	2,704,038	3,144,796	(a)(i)
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	2,600,000	2,717,000	(a)(b)

Total Russia				6,348,098

South Africa - 0.2%
Republic of South Africa, Senior Notes	5.875%	9/16/25	260,000	293,280

Sri Lanka - 0.2%
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	400,000	411,000	(a)

Turkey - 4.1%
Republic of Turkey, Notes	6.750%	5/30/40	25,000	29,396
Republic of Turkey, Senior Bonds	5.750%	3/22/24	260,000	285,350
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000	990,150
Republic of Turkey, Senior Notes	6.875%	3/17/36	5,296,000	6,308,860	(i)

Total Turkey				7,613,756

Ukraine - 0.1%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	113,000	106,932	(a)

Venezuela - 3.8%
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	3,733,000	3,747,932
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	2,426,000	2,273,162	(a)(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,200,000	954,000	(i)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	233,000	170,672

Total Venezuela				7,145,766

TOTAL SOVEREIGN BONDS (Cost - $52,751,741)				55,757,570

			SHARES
COMMON STOCKS - 2.5%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Ford Motor Co.			12,540	206,157

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			19,194	38,388	*(c)(e)

TOTAL CONSUMER DISCRETIONARY				244,545

ENERGY - 0.3%
Energy Equipment & Services - 0.3%
KCAD Holdings I Ltd.			77,972,021	580,190	*(c)(e)

FINANCIALS - 1.5%
Banks - 1.4%
Citigroup Inc.			50,751	2,414,225
JPMorgan Chase & Co.			5,293	294,132

Total Banks				2,708,357

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

SECURITY			SHARES	VALUE
Real Estate Management & Development - 0.1%
Realogy Holdings Corp.			2,940	$109,309	*

TOTAL FINANCIALS				2,817,666

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc.			3,500	168,000	*(c)(e)

INDUSTRIALS - 0.5%
Marine - 0.5%
DeepOcean Group Holding AS			26,137	872,192	*(c)(e)
Horizon Lines Inc., Class A Shares			170,006	61,202	*

TOTAL INDUSTRIALS				933,394

TOTAL COMMON STOCKS (Cost - $4,821,024)				4,743,795

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $60,000)	6.000%		2,400	55,752

PREFERRED STOCKS - 0.7%
FINANCIALS - 0.7%
Consumer Finance - 0.7%
GMAC Capital Trust I (Cost - $1,085,701)	8.125%		43,913	1,190,921	(f)

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.2%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	9,125	213,297
Jack Cooper Holdings Corp.		12/15/17	496	76,880	*(a)
Jack Cooper Holdings Corp.		5/6/18	228	35,340	*(a)

TOTAL WARRANTS (Cost - $12,465)				325,517

TOTAL INVESTMENTS - 124.9% (Cost - $218,700,877#)				233,613,112
Liabilities in Excess of Other Assets - (24.9)%				(46,556,848)

TOTAL NET ASSETS - 100.0%				$187,056,264

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	Illiquid security.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of May 31, 2014.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(j)	Value is less than $1.

(k)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)	May 31, 2014

Summary of Investments by Country**

United States	38.9%
Brazil	7.9
Mexico	7.8
United Kingdom	4.9
Russia	4.6
Turkey	3.4
Venezuela	3.2
Colombia	2.9
Indonesia	2.7
Luxembourg	2.3
Germany	2.1
Peru	1.7
Chile	1.7
Poland	1.5
France	1.5
Italy	1.3
Australia	0.9
Ireland	0.9
India	0.8
South Africa	0.8
Malaysia	0.8
Spain	0.7
Croatia	0.5
Norway	0.5
Netherlands	0.5
Canada	0.4
Hungary	0.4
Lithuania	0.4
Singapore	0.4
China	0.4
Philippines	0.3
United Arab Emirates	0.3
Belgium	0.3
Switzerland	0.3
Argentina	0.3
Panama	0.2
Sweden	0.2
Qatar	0.2
Trinidad and Tobago	0.2
Morocco	0.2
Sri Lanka	0.2
Costa Rica	0.2
Hong Kong	0.1
Gabon	0.1
Bahamas	0.1
Ukraine	0.0	†
Czech Republic	0.0	†

	100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2014 and are subject to change.

†	Represents less than 0.1%.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$25,836,857	$426,267		$26,263,124
Materials	—	26,191,587	132,500		26,324,087
Utilities	—	9,936,980	0	*	9,936,980
Other corporate bonds & notes	—	105,992,123	—		105,992,123
Convertible bonds & notes	—	190,007	—		190,007
Senior loans	—	2,833,236	—		2,833,236
Sovereign bonds	—	55,757,570	—		55,757,570
Common stocks:
Consumer discretionary	$206,157	—	38,388		244,545
Energy	—	—	580,190		580,190
Financials	2,817,666	—	—		2,817,666
Health care	—	—	168,000		168,000
Industrials	61,202	—	872,192		933,394
Convertible preferred stocks	55,752	—	—		55,752
Preferred stocks	1,190,921	—	—		1,190,921
Warrants	—	325,517	—		325,517

Total investments	$4,331,698	$227,063,877	$2,217,537		$233,613,112

Other financial instruments:
Forward foreign currency contracts	—	$368,178	—		$368,178

Total	$4,331,698	$227,432,055	$2,217,537		$233,981,290

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Futures contracts	$65,094	—	—		$65,094
Forward foreign currency contracts	—	$30,415	—		30,415
Centrally cleared credit default swaps on credit indices - buy protection	—	67,273	—		67,273

Total	$65,094	$97,688	—		$162,782

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS & NOTES
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	MATERIALS	UTILITIES		TOTAL
Balance as of August 31, 2013	$293,377	$553,255	—	$4,900		$851,532
Accrued premiums/discounts	3,841	1,960	$27,464	6,003		39,268
Realized gain (loss)(1)	—	—	—	—		—
Change in unrealized appreciation (depreciation)(2)	7,222	(20,491)	5,035	148,410		140,176
Purchases	121,827	36,051	100,001	—		257,879
Sales	—	—	—	(159,313)		(159,313)
Transfers into Level 3	—	—	—	—		—
Transfers out of Level 3(3)	—	(570,775)	—	—		(570,775)

Balance as of May 31, 2014	$426,267	—	$132,500	0	*	$558,767

Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2014(2)	$7,222	—	$5,035	148,410		160,667

	COMMON STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY	ENERGY	HEALTH CARE	INDUSTRIALS		WARRANTS	TOTAL
Balance as of August 31, 2013	$38,388	$656,057	—	$733,927		$88,417	$1,516,789
Accrued premiums/discounts	—	—	—	—		—	—
Realized gain (loss)(1)	—	—	—	—		89,345	89,345
Change in unrealized appreciation (depreciation)(2)	—	(75,867)	$(115,597)	138,265		(88,417)	(141,616)
Purchases	—	—	283,597	—		—	283,597
Sales	—	—	—	—		(89,345)	(89,345)
Transfers into Level 3	—	—	—	—		—	—
Transfers out of Level 3(3)	—	—	—	—		—	—

Balance as of May 31, 2014	$38,388	$580,190	$168,000	$872,192		$—	$1,658,770

Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2014(2)	—	$(75,867)	$(115,597)	$138,265		$—	$(53,199)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Notes to Schedule of Investments (unaudited) (continued)

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended May 31, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of May 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $30,415. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At May 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$18,732,103
Gross unrealized depreciation	(3,819,868)

Net unrealized appreciation	$14,912,235

Transactions in reverse repurchase agreements for the Fund during the period ended May 31, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$ 15,046,794	0.74%	$ 24,234,368

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.20% to 1.00% during the period ended May 31, 2014. Interest expense incurred on reverse repurchase agreements totaled $82,612.

At May 31, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Credit Suisse	0.75%	05/13/2014	TBD	*	$9,252,369
Credit Suisse	0.85%	05/13/2014	TBD	*	3,649,440
JPMorgan Chase & Co.	0.75%	03/24/2014	TBD	*	904,000
JPMorgan Chase & Co.	0.85%	03/24/2014	TBD	*	732,000

					$14,537,809

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On May 31, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $17,305,492.

At May 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	162	9/14	$20,273,747	20,333,531	$(59,784)
U.S. Treasury 5-Year Notes	64	9/14	7,659,190	7,664,500	(5,310)

Net unrealized depreciation on open futures contracts					$(65,094)

Notes to Schedule of Investments (unaudited) (continued)

At May 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Brazilian Real	Citibank N.A.	5,230,700	$2,307,564	7/15/14	$242

Contracts to Sell:
Brazilian Real	Citibank N.A.	10,461,400	4,615,128	7/15/14	(30,415)
British Pound	Citibank N.A.	1,063,613	1,781,838	8/14/14	21,774
British Pound	UBS AG	551,367	923,687	8/14/14	11,844
Euro	BNP Paribas SA	1,427,030	1,945,223	8/14/14	41,617
Euro	Citibank N.A.	3,684,358	5,022,247	8/14/14	109,714
Euro	UBS AG	6,358,049	8,666,825	8/14/14	182,987

					337,521

Net unrealized appreciation on open forward foreign currency contracts					$337,763

At May 31, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.22 Index)	$6,781,500	6/20/19	5.000% quarterly	$(565,500)	$(498,227)	$(67,273)

1	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2014.

	Futures Contracts	Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(65,094)	—	—	—	$(65,094)
Foreign Exchange Risk	—	$368,178	$(30,415)	—	337,763
Credit Risk	—	—	—	$(67,273)	(67,273)

Total	$(65,094)	$368,178	$(30,415)	$(67,273)	$205,396

Notes to Schedule of Investments (unaudited) (continued)

During the period ended May 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$529,244
Futures contracts (to sell)	9,040,219
Forward foreign currency contracts (to buy)	1,633,855
Forward foreign currency contracts (to sell)	24,084,149

Average Notional Balance
Credit default swap contracts (to buy protection)	$5,018,150

†	At May 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Partners Income Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	July 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	July 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	July 25, 2014